GC CHINA
TURBINE CORP.
OTCBB:GCHT

Corporate Presentation

Legal

Forward Looking Statements

This January 11, 2011 Corporate Presentation includes forward-looking information regarding GC China Turbine Corp. and its subsidiaries that is intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "will", "would", "should", "plans", "likely", "expects", "anticipates", "intends", "believes", "estimates", "thinks", "may", and similar expressions, are forward-looking statements. Statements that are not historical facts are also forward looking statements. Although the Company believes that its expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements. These factors include, among other things: our limited operating history and inability to predict future operations with any certainty, the ability to timely complete vendor agreements, construction and build out of infrastructure, lengthy sales cycles, labor costs, political environment, cash flow estimates, future financial performance, planned capital expenditures, market conditions, uncertainties inherent in wind energy generation, unexpected future capital expenditures, accuracy of test results, and other normal business risks.

The foregoing factors do not constitute an exhaustive list of factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and should be read in conjunction with the other cautionary statements and risk factors included in the Company's Form 10-K filed with the Securities and Exchange Commission on April 15, 2010 and other cautionary statements described in our reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. The Company cautions readers not to place undue reliance on those statements. The Corporate Presentation does not constitute an offer to sell or solicitation of an offer to buy securities of the Company.

GC China Turbines Inc.

Manufactures state-of-the-art twin blade wind turbines and development systems aimed at delivering economics comparable to traditional electrical generation systems.


2 BLADES
Lower Manufacturing, Installation & Operating Costs
A Longer Lifespan & Maximum Power

Company Overview

The Leader in Cost Effective
Megawatt Class Wind Energy Turbines

Existing Manufacturing, Sales and Distribution Capability

GC China Turbines is associated with Wuhan Guoce Sci & Tech Co., Ltd. (established 1993) Which offers direct access to previously developed, well established vertical markets across China. Based on existing pipeline, expects shipments of 150+ turbines in 2011 (1MW and 1.1MW).

A Sound Operation

A venture of Wuhan Guoce Nordic New Energy Co. Ltd., an arm of the highly regarded, well established and successful multi-division Wuhan Guoce Group of Companies.

Investment Highlights

An established team with a proven track record and immediate access to the massive Chinese market

Market

- China adopted a goal of generating 15% of the country's energy from renewable sources by 2020.
- Wind energy has grown from 346MW installed capacity in 2000 to 25,805MW in 2009
- The installed capacity of domestic manufacturers of wind turbines are expected to reach 5,000MW per annum by the end of 2010, according to the 11th Five-Year Development Plan for Renewable Energy of China
- Chinese Government constantly developing new incentives for large producers

Company

- Experienced management team with demonstrated expertise in large scale manufacturing of complex systems and a robust, established parent organization
- Extremely competitive proprietary technology on a cost of energy ($/kWh) and cost of installation ($/kW) basis

Financial

- 2009 - First Profitable year!
- Expected growth from $12.8 to approximately $40M in revenues in 2010 (excluding 30 turbines delivered in Dec., 2010), and second consecutive year of profitability.

Key Operational Highlights

- **Based on existing pipeline, expect shipments of at least 150 turbines in 2011 (1MW and 1.1MW)**
- **At the present, we have started forming up a full series product system mainly contains wind turbines of 1.0, 1.1, 2.5, 3.0MW.**
  - Our 1MW turbines are commercially available.
  - We expect to commence commercial scale production and shipment of our 1.1MW turbines in 2011, and of our 2.5MW turbines in 2012.
- **Production**
  - Wuhan production base covers a land of 30,000m2 with a annual output up to 600 unit/year
  - Jilin production base covers a land of 20,000m2 with a annual output up to 400 unit/year
  - Wuhan New Energy Industry Park covers a land of 80,000m2 which is under construction
- **Industrial Production**
  - The Company has begun to form up a wind turbine assembly bases cluster with Wuhan as the center and Baicheng Jilin, Ximeng Inner Mongolia, Dafeng Jiangsu as radiation centers

GC CHINA TURBINE CORP.

Management

Hou Tiexin, Chairman

Beginning in 1982-2001, Hou Tiexin served with the Power Research Institute, State Grid Corporation as a senior engineer at professor-level, head of research offices and office of scientific research. He published a number of dissertations during this period and was awarded a number of scientific progress awards and patents. From 2001-2008, he served as the Chairman and General Manager of Wuhan Guoce Sci & Tech Co., Ltd. Mr. Hou obtained the bachelor of engineering of power generation and distribution from Wuhan University and master of engineering of power generation and distribution from Huazhong University of Science and Technology, in year of 1982 and 1990 respectively. Mr. Hou is also the representative from China in IEC.

Qi Na, CEO & Director

Ms. Qi Na has been General Manger of Wuhan Guoce Nordic New Energy Corp. since 2006. From 2004, she was General Manager of Wuhan Guoce Power Investment Corp. as well as Vice General Manager of Wuhan Guoce Science & Tech Corp. Ms. Qi obtained a Bachelor of Engineering degree specializing in Marine Power Plants from Shanghai Jiaotong University in 1978.

Ping Ye, CFO

Ms. Ping Ye is a licensed Certified Public Accountant in the United States since 2000. Formerly, she served as VP of Finance and Accounting at an insurance brokerage firm that was a Goldman Sachs portfolio company. Earlier Ms. Ye held various positions in accounting and finance at several global financial service companies and world-renowned institutes in both United States and China. She has authored numerous tax related articles for Chinese newspapers. Ms. Ye received a BBA from Baruch College, City University of New York and an MBA from The Wharton School, University of Pennsylvania.

Management

Tomas Lyrner, CTO

Mr. Lyrner is a Swedish wind power technology expert with over thirty years in R & D, design, production and assembly of wind turbines. He was fully involved in the design and development of the original wind turbine prototypes. These units were developed under the auspices of the Royal Swedish Fund and are installed in Sweden. A 3.0MW 2-blade wind turbine designed by Mr. Lyrner has been in operation for more than 100,000 hours thereby achieving the electricity generation world record for a single wind turbine structure.

Zhu Wenyao, Deputy General Manager of Marketing

Mr. Zhu is excellent in educational theoretical background and outstanding personality, and is proficient in marketing and sales management in foreign capitalized manufacturing enterprises (JV & Whole owned). During the last 15 years, he has worked for three JV companies serving as manager and deputy general manager in marketing department and Commerce Department respectively, and has exploited new market opportunities and brought good results to the company. Mr. Zhu is proficient in English. Mr. Zhu has obtained bachelor of engineering of logistic management and MBA from Huazhong University of Science and Technology in the year of 1993 and 2001, respectively.

GC CHINA TURBINE CORP.

Certification Schedule

- 1.0MW
  - Expect to be completed in May, 2011
- I.1MW
  - Expect to begin in April 2011
  - Expect to be completed in March, 2012
- 2.5WM
  - Expect to begin in August 2011
  - Completion date TBD
- 3.0WM
  - TBD

GC CHINA TURBINE CORP.

Competitive Advantage Through Design

- **2 blades vs. 3… a lighter, simpler product**
- **No need for main shaft, main bearing, pitch bearing – saves initial costs and fabrication lead times. Saves on operational costs**
- **No need for mechanical yaw braking system**
- **Built in blade tip braking system outperforms anything else**
- **Dedicated electronic sensor and remote operations systems – instant feedback & control**
- **Lighter tower, saving materials and foundation costs – allows for installation in challenging environments**

Cost Differences Between 3-bladed and 2-bladed		
2-Bladed parts	3-Bladed parts	Manufacturing Cost Saving
2 blades	3 blades	$90,000 USD
Soft tower	Tower	$45,000 USD
No need	Frequency converter	$200,000 USD
	Blade bearing	
	Main bearing	
	Variable pitch	
	Main shaft	
	Yaw brake system	
Same parts		
Total		$335,000 USD

Competitive Advantage
Low Installation Cost

- Two bladed installations are faster, simpler, lower risk and safer
- On-ground assembly mitigates risk and overall difficulty
- Fewer crane picks (3 vs. 5) simplifies scheduling
- Use of cheaper 400 T Hydraulic truck-crane - arrives onsite and sets up faster.
- Remote rural region non-hydraulic lift system under development.
- Lower transportation costs because of fewer trailer loads (4 versus 6)
- Installation cost ~ 50% of that for 3-bladed turbines

Project	2-Blade	3-Blade
	Crane	Crane
Crane Type	40 Ton Unit	80 Ton Unit 30 Ton Unit
Install Time	1 day/unit	2 day/unit
Cost per Crane	$ 1,400.00	$ 3,600.00
50MW Farm Install (USD)	$66,000.00	$176,000.00

Competitive Comparison

Figure 2: IEC2 wind farm return on investment analysis

Design Capacity: 50 × 1000Kw for 2-blade wind turbines 33 × 1500Kw for 3-blade wind turbines	1.0MW 2-blade wind turbines (domestic components)	1.5MW 3-blade wind turbines
Total Estimated Investment	43,933,017.31	65,284,490.05
Per KW	878.60	1,318.85
Return on investment	11.15%	7.06%
Return on capital	33.49%	24.52%
Pre-tax return on investment	12.80%	8.64%
IRR	17.31%	14.08%
Payback period (years)	5.33	7.49

Figure 3: IEC3 wind farm return on investment analysis

Design Capacity: 50 × 1000Kw for 2-blade wind turbines 33 × 1500Kw for 3-blade wind turbines	1.0MW 2-blade wind turbines (domestic components)	1.5MW 3-blade wind turbines
Total Estimated Investment	43,933,017.31	65,284,490.05
Per KW	878.60	1,318.85
Return on investment	7.26%	4.49%
Return on capital	21.80%	15.58%
Pre-tax return on investment	8.89%	5.76%
IRR	13.51%	10.53%
Payback period (years)	6.61	9.06

GC China Turbines generate the quickest payback on investment

Supply Chain & Quality Control

All key components for 1.0 MW wind turbine are fabricated locally in China to the highest standards



- Efficient working capital utilization
- Quality driven purchasing for outsourced components: two suppliers for each part
- Independent quality substantiation offered on all critical parts
- GC China is in close collaboration with certifying authorities
- Quality plan drives focus on critical processes and components
- All outsource partners offer verifiable inventories to ensure timely logistics

Manufacturing and Installation

The production line for 1.0 MW turbines is operational













GLOBAL WIND ENERGY MARKET

Global Market Positioning



Total Installed Wind Capacity
1. United States: 36,693 MW
2. Germany: 26,386 MW
3. China: 25,805 MW
4. Spain: 19,876 MW
5. India: 11,500 MW
World total October 2010: 166,201 MW
Capacity (MW)
200000
190000
180000
170000
160000
150000
140000
130000
120000
110000
100000
90000
80000
70000
60000
50000
40000
30000
20000
10000
0
1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
United States
Europe
Rest of World

Source: WindPower Monthly

GC CHINA TURBINE CORP.

Market Growth


China's Projected Wind Capacity Growth
WIND CAPACITY (GIGAWATTS)
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
YEAR

China possesses an estimated exploitable onshore wind capacity of 2,380 GW (50 meter high wind measurement tower data), spanning 96% of China's territory. Additionally, China's offshore wind resources total 200 GW.

GC China Turbines is well positioned to capture this government mandated growth

GC CHINA TURBINE CORP.

China's Wind Initiatives Likely to Benefit Chinese Companies most

- **Government Stimulus funds are being allocated to Chinese Companies**

- **"Foreign Makers of wind turbines complain that they have been shut out of bidding for a $5 billion stimulus financed power plant" – AP 6/18/09**

- **GE has pulled out of the bidding process for expansion of the Jiangsu Wind Farm – believing that it can't compete against the Chinese incumbents – Reuters *"Foreigners swept aside as wind power blows through China"* 6/4/09**

- **Foreign Manufacturers complain that China's efforts to eliminate turbines with capacities of less than 1 megawatt is also a form of restrictive practice that plays into the hands of domestic firms. – Reuters *"Foreigners swept aside as wind power blows through China"* 6/4/09**

- **Ministry of Energy projecting expenditures of $150 billion before 2020**

GC CHINA
TURBINE CORP.

Future Growth

- The Company aims to provide wind energy at a price comparable to traditional electrical generation projects.

- GC China intends to achieve this by identifying promising technologies and to further minimize costs by sourcing the majority or all components from within China.

- GC China currently produces a 1.0 MW two-blade wind turbine. Focusing on the Chinese market, GC China will penetrate broader reaches of the Chinese market with the launch of the more powerful 1.1 and 2.5 MW 2-blade turbines.

KEY FINANCIAL DATA

Financial - Balance Sheet

GC China Turbine Corp. – 9 Months Ended September 30

ASSETS		
Current assets:		
Cash and cash equivalents	$	1,162,855
Restricted cash		2,862,063
Term deposit		1,044,603
Accounts receivable		27,953,726
Inventories		15,609,900
Advance to suppliers		3,796,701
Amount due from related parties		4,510,931
Prepaid expenses and other current assets		230,547
Deferred tax assets		281,445
Total current assets		57,452,771
Property and equipment, net		1,956,402
Prepaid land use right		731,931
Intangible assets, net		607,660
Long-term accounts receivable		2,186,179
Investment in equity investee		105,547
Deferred tax assets		37,862
Other assets		139,468
Total assets	$	63,217,820

LIABILITIES & EQUITY		
Current liabilities:		
Short-term debt		8,953,740
Accounts payable		17,779,003
Accrued expenses and other current liabilities		2,057,735
Deferred revenue		1,891,671
Income tax payable		2,766,991
Other taxes payable		2,284,735
Amount due to related parties		231,276
Total current liabilities		35,965,151
Convertible promissory note		-
Warrant liability		460,234
Other long-term liabilities		2,021,318
Total liabilities		
EQUITY		
Additional paid-in capital		21,016,395
Retained earnings (accumulated deficit)		3,089,037
Accumulated other comprehensive income		600,292
Total GC China Turbine Corp. Equity		24,765,194
Noncontrolling interest		5,923
Total equity		24,771,117
Total liabilities and equity	$	63,217,820

GC CHINA TURBINE CORP.

Financial Achievements 2010

	9 Mo YTD in FY10	9 Mo YTD in FY09
Revenue	$27,144,543	$2,390,775
Cost of sales	$20,441,050	$2,213,891
Gross Profit	$6,703,493	$176,884
Income(loss) from Operations (less Operating Expenses)	$3,821,800	($836,607)
Net income	$3,371,229	($1,670,678)

Type	Awarded in 2010	
	RMB	USD
Performance Security	30,000,000	4,477,612
Working Capital Loan	90,000,000	13,432,836
Lines of credit	60,000,000	8,955,224

GC CHINA TURBINE CORP.

Financial – Income Statement

	2008	2009	2010 (est.)
Net Sales	3.1	12.8	**~ 40**
Cost of Sales	2.9	9.8	na
Gross Profit	0.1	3.0	na
	0.0	23%	na
Operating Expense:			
selling and marketing expenses	0.1	0.1	na
General and administrative expenses	0.4	1.0	na
Total operating expenses	0.5	1.1	na
Gain (loss) from operations	-0.4	1.8	na
	-14%	14%	na
Earnings (loss before income taxes)	-0.5	1.7	na
Income Taxes	-0.1	1.3	na
Net income (loss)	-0.4	0.3	**~ 4**

The outlook for the fiscal year 2010 is an estimate. Results are unaudited and subject to change based on further review by management and the audited financial statements to be issued by GC China's independent registered accounting firm. Once the fourth quarter and fiscal year 2010 reporting date is finalized, GC China will issue a press release announcing the date and details of its fourth quarter and fiscal year 2010 conference call.

MILESTONES & OUTLOOK

Operational Objectives FY11

- Domestic Sales Early Stage Planning
  - Establish business relationship with customers based on region (key sales districts are Inner Mongolia and Jilin, China)
  - Keep tracking key projects for 1MW, 2.5MW and 3.0MW in 2012
  - Continue to build support and relationship with PRC bank
- International Market Development
  - Leverage European R&D Center (Sweden)
  - Initially target Europe, and then extend to other markets
  - 1.1MW and 2.5MW turbines
- U.S. Market Strategies
  - Build & Maintain Reputation for Quality – European design, upgrading the European R&D center, maintain technology lead
  - China Low Cost Provider – components manufacturing in China
  - Excellent customer service – assembly in the U.S
- Sales Objective: 150+ Units in 2011

GC CHINA TURBINE CORP.

3-Year Sales Forecast

	2011 (est.)	2012 (est.)	2013 (est.)
Expected Sales (A)	150 units	155 units	250 units
Expected Sales Amount (Net)	$65-75m	$95-105m	$140-160m

(A): Do not include sales in Europe and in the U.S.

The outlook for the fiscal year 2011 through fiscal year 2013 are estimates. Results are unaudited and subject to change based on further review by management.

Financial Partners

NewMargin VENTURES

NewMargin Ventures is a leading venture capital management company in China. The company focuses on industry sectors that they believe will offer phenomenal growth opportunities in the coming decades. NewMargin's team consists of seasoned professionals with a combination of deep industry knowledge and strong investment experience. NewMargin is the first venture capital management company in China that manages and advises both domestic and offshore funds.

CEYUAN VENTURES 联创策源

Ceyuan Ventures is a Beijing-based early stage venture capital firm. Ceyuan focuses on investing emerging companies in internet, wireless internet and clean tech industry. They emphasize backing great teams, technology and business innovation. Ceyuan's mission is to assist entrepreneurs in creating and building world-class businesses. Their conviction, network of relationships and grass roots culture give them the opportunity to discover the next big idea early.

LONGBOARD CAPITAL ADVISORS LLC

Lead investors in our recent $8 million PIPE financing, **Longboard Capital Advisors** invests in clean energy businesses. Founded in 2006 to help capitalize cleantech companies that address global warming and security issues head on. Staying ahead of complex developments in clean technologies and markets provides Longboard Capital with a global understanding of key issues and their opportunities.

Thank You

GC China Turbine Corp.

No. 86, Nanhu Avenue,
East Lake Development Zone,
Wuhan, Hubei Province 430223
People's Republic of China

1-888-838-8478

info@gccturbine.com

For Investor Relations:
HC International
Aspire Clean Tech
Todd Pitcher
tpitcher@aspirecleantech.com

OTCBB: GCHT